UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2025

VILLAGE FARMS INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Ontario	001-38783	98-1007671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Colonial Parkway British Columbia Canada
Lake Mary, Florida		32746
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 936-1190

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	VFF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 20, 2025, Village Farms International, Inc. (the “Company” or “Village Farms”) held its Annual Meeting of Shareholders. For more information about the proposals set forth below, please see the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on May 12, 2025.

Proposal No. 1: The election of the Board of Directors to serve until the 2026 Annual Meeting of Shareholders or until their successors are elected or appointed, received the following votes:

Nominee	Votes For	% For	Votes Withheld	% Withheld	Broker Non-Votes
John R. McLernon	28,329,850	89.08%	3,473,392	10.92%	21,628,994
John P. Henry	23,246,759	73.10%	8,556,483	26.90%	21,628,994
David Holewinski	23,248,967	73.10%	8,554,275	26.90%	21,628,994
Kathleen M. Mahoney	31,215,666	98.15%	587,576	1.85%	21,628,994
Christopher C. Woodward	23,471,704	73.80%	8,331,538	26.20%	21,628,994
Carolyn Hauger	30,979,573	97.41%	823,669	2.59%	21,628,994
Michael A. DeGiglio	31,088,595	97.75%	714,645	2.25%	21,628,993
Stephen C. Ruffini	29,696,519	93.38%	2,106,723	6.62%	21,628,994

Proposal No. 2: The approval of the compensation of the Company’s named executive officers on an advisory, non-binding basis, received the following votes:

Votes For	% of Voted	Votes Against	% of Voted	Abstain	% of Voted	Broker Non-Votes
24,024,452	75.54%	7,500,816	23.59%	277,974	0.87%	21,628,994

Proposal No. 3: Re-appointing KPMG LLP as the independent registered public accounting firm to serve as the Company's independent auditor for the fiscal year ending December 31, 2025, and authorizing the directors to fix their remuneration:

Votes For	% For	Votes Withheld	% Withheld	Broker Non-Votes
52,935,307	99.07%	496,928	0.93%	1

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VILLAGE FARMS INTERNATIONAL, INC.

Date:	June 20, 2025	By:	/s/ Stephen C. Ruffini
Name: Stephen C. Ruffini Title: Executive Vice President and Chief Financial Officer (Authorized Signatory and Principal Financial and Accounting Officer)